UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  _____________

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reportedly): January 25, 2010


                              OCEAN BIO-CHEM, INC.
               (Exact name of registrant as specified in charter)

        Florida                            0-11102                    59-1564329
(State  or  Other Jurisdiction      (Commission File Number)    I.R.S.  Employer
of Incorporation)                                            Identification No.)

               4041 S.W. 47 Avenue, Fort Lauderdale, Florida 33314
                (Address of principal executive office Zip Code)

                                 (954) 587-6280
               Registrant's telephone number, including area code:

                                 Not Applicable
          (Former name or former address, if changes since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01 Regulation FD

     On January 22, 2010 the Company received a notice from the NASDAQ stock market (NASDAQ), that that its common stock has been at $1.00 per share for at least 10 consecutive business days. Accordingly, the Company has regained compliance with Listing Rule 5550(a) (2) of the Nasdaq Stock Market.

     This   notification   closes  the  Nasdaq  matter  of  non  compliance  for
maintaining a minimum bid price of $1.00 over the previous 30 consecutive business days, as required by the Listing Rules of The Nasdaq Stock Market.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                             cean Bio-Chem, Inc.


January 25, 2010                                     /s/ Jeffrey S. Barocas
                                                     Jeffrey S. Barocas
                                                     Vice President - Finance
                                                     and Chief Financial Officer